2nd Quarter 2023 Update July 25, 2023

Presentation Index Corporate Overview Opportunity – Our Investment Thesis 2nd Quarter 2023 Results Line of Business Updates Appendix 3 8 17 34 45 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 47 for important disclosures about information contained in this presentation. Peer Group

Corporate Overview Highlights Asset-based lending Healthcare Services National Presence International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (4) Fund Services Private Wealth Management & Personal Trust At, or for the 3 months ended, 06/30/23. (1) Includes $11.9B in managed assets and $4.0B in Assets Under Administration for Private Wealth customers; (2) Includes AUA in Fund Services / custody, corporate trust and Healthcare Services; (3) Non-GAAP measure. See reconciliation on slide 51; (4) UMB Bank, n.a. Capital Markets Division. 91 banking centers 237 ATMs UMB Bank Presence Twin Cities - MN Salt Lake City - UT UMB Financial Corporation Headquarters Expansion Markets

Business Model
Our Diverse Foundation

Commercial & Personal Banking Services

2Q'23 Revenue: $226.5 million. 2Q'23 Average Deposits: $18.0 billion

Commercial

Average loans: $18.7B (1)
Average deposits: $11.8B

- C&I lending
- Small business lending
- CRE & Construction lending
- Specialized Expertise:
  - Agribusiness
  - Energy
  - Practice finance
  - Mezzanine debt & equity investments
  - Aviation
  - Asset-based lending
  - Beverage
- Treasury management
- Merchant payments

Consumer

Average loans: $3.0B (1) (2)
Average deposits: $6.2B

- Retail deposit & lending services through 91 branches and online
- Private banking services
- Consumer mortgage

Private Wealth

AUM = $11.9B
AUA = $4.0B

- Financial planning
- Investment management
- Trust & custody
- Estate planning
- Family office
- Business exit planning

Institutional Banking Services

2Q'23 Revenue: $137.2 million. 2Q'23 Average Deposits: $11.3 billion

Institutional Banking provides solutions for the entire marketplace; $414.9 billion in AUA. (3)

Corporate Trust
- Bond trustee, paying agent & escrow services

Institutional Custody
- Domestic & international custody services

Fund Services
- Fund accounting, fund administration & transfer agency

Specialty Trust & Agency Solutions
- Default workout & successor trustee services
- Aviation, ABS & loan agency services

Capital Markets Division (4)
- Fixed income sales & trading
- Public finance

Investor Solutions
- Banking, cash management & specialty services for financial firms

Healthcare Services
- Health savings & benefit spending accounts
- Healthcare payment solutions

Balances at, or for quarter ended, 06/30/23 (1) Loan balances exclude credit card; (2) Includes consumer plus residential real estate loans to retail & private banking clients; (3) Includes AUA in Fund Services/custody, corporate trust & Healthcare Services; (4) Products offered through UMB Bank Capital Markets Div.: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED.

4

An unwavering commitment to doing more for our customers. Beyond Financials Our Culture Our Values Our Commitment Our Vision the unparalleled customer experience Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation.

Beyond Financials Our Culture Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate. the unparalleled customer experience Whether it’s having a heart for each other, our customers or our communities, we support work through inclusive policies and empowering people to create fulfilling lives in and out of the workplace. MORE HEART Our associates have confidence they will be encouraged and expected to do the right thing at all times — no matter what. We’re focused on setting clear expectations and a leadership team who is accessible and transparent. MORE TRUST Our goal is to grow existing strengths and build new skills. We’re committed to empowering our workforce to make an impact and achieve their goals through open conversations and providing the tools to develop potential. MORE OPPORTUNITY

Beyond Financials Our Commitment to Corporate Citizenship Read our 2022 Corporate Citizenship & ESG Report at UMB.com/ESGreport UMB recognizes the undeniable importance of sustainable business practices. Efficient & Sensible Resource Use Associate volunteerism and corporate philanthropy help build strong community partnerships. $9.0 million in company donations and sponsorships in 2022, supporting underserved communities’ housing needs, small business efforts, education and emerging talent Nearly 1,000 participants in our workplace giving campaign supporting more than 700 qualified nonprofits with pledges of $65k Associates receive 16 hours of paid Volunteer Time Off (VTO) annually, and participants logged nearly 7,500 hours of volunteer time, despite some continuing impact from the pandemic School of Economics provides interactive, educational experiences through curriculum-based field trips for students each year. UMB leases space in downtown KC to the nonprofit for $1. 250 UMB volunteer hours reached more than 4,500 students in 2022 Community Impact 80 UMB buildings use automated systems to conserve energy, with a goal to include all UMB properties by year-end 2023 More than 192k Kilowatt hours generated from solar panels Exterior lighting upgrades to LED saved nearly 678k Kilowatt hours; committed to convert all locations by year-end 2023 2022 recycling efforts produced nearly 15k pounds of comingled recycling, 8k pounds of cardboard and 360 pounds of recycled batteries Beehives housed at a Denver branch support the local honeybee population, with a peak population of 210k bees. In 2022, we harvested 300 pounds of edible honey and 6 pounds of wax Effective governance practices preserve the confidence and trust of our stakeholders. 12-person board of directors, with 10 independent members, a lead independent director, and 100% independence on board committees 33% board diversity Deliberate selection criteria which includes diversity standards in the board nomination process Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit Board oversight of the executive ESG Committee Strong Corporate Governance We want our company to be as diverse as the world we live in. As an early CEO Action for Diversity and Inclusion signatory, we regularly review progress of our inclusion strategy with executives and our board of directors Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities and turn empathy into action In 2022, 36% of all UMB hires were people of color, 56% were women and 6% were veterans Diversity among executive leadership team – 53%; 8 of 15 members Inclusion & Diversity

Our Investment Thesis

Investment Thesis
Our Opportunity

Runway for Growth

Solid capital levels and ample liquidity sources
- Strong regulatory capital ratios
- Access to multiple contingent funding sources

Diverse deposit base across multiple lines of business, customer segments and geographies
- No one commercial sector represents more than 4% of total average deposits
- Long-tenured relationships: Clients that have been with us for more than 15 years hold ~49% of deposit balances (1)

Track record of strong loan growth – opportunities remain
- Underpenetrated across our geographic footprint, focused on market share gains
- Underpenetrated vertically on an asset class basis; built out specialized teams

Flexible balance sheet well-positioned for changing interest rate environments
- Above peer earning asset growth
- Lower loan-to-deposit ratio provides flexibility
- 33% of average deposit balances in DDA
- 69% of loans reprice within 12 months
- > $1.6 billion of securities cash flow expected within 12 months

Differentiated revenue profile and growing fee income
- Revenue from diverse lines of business and verticals provide a natural hedge in all rate environments
- Lower-than-peer reliance on mortgage and NSF/OD revenue

Time-tested underwriting philosophy
- Unwavering credit standards
- Long-tenured credit team – average of 22 years with UMB
- Chief Credit Officer – 37 years with UMB

Focus on returning value to shareholders; risk-adjusted returns
- EPS and tangible book value growth outpace peers over the long-term
- Consistent dividend growth

(1) Average collected balances for June 2023; excludes CDs, health savings and FinTech deposits.

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Capital & Liquidity Supports Growth Outlook Cash & Securities / Assets (3) Average Loans / Average Deposits Tier 1 Capital Ratio Equity / Assets UMBF Peer Median (1) UMBF Peer Median (1) Peer Median TCE / Tang. Assets (1) (2) UMBF Peer Median (1) (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; Peer group defined on slide 53; (2) Non-GAAP measure. See reconciliation on slide 50; (3) As defined by S&P Global: “Cash, cash equiv. & investment securities/assets.” Tangible Equity / Tangible Assets (2) UMBF Equity / Assets UMBF TCE / Tang. Assets (2)

8% Balance Sheet Growth Across All Business Cycles Average Deposits Average annual balances in billions. Average Deposits Average Total Deposit Cost Peer Median Deposit Cost (1) 2.89% 2.10% 0.53% 25% 4% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 15 Year CAGR 12.0% (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) Excludes PPP balances for ’20 – ’22. Annual Deposit Growth 0.32% 15 Year CAGR 11.0% Average Loans Annual Loan Growth 12% 19% 9% 7% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10%

Differentiated Revenue Profile Multiple Sources of Growth Net Interest Income Fee Income Provides Diversity Dollars in millions. 29% 55% 38% $ 1,282.7 $1,291.4 $1,468.0 $613.2 $521.5 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 15 Year CAGR 7.1% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 12% 7% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 14% 10% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% (1) Fee income prior to 2017 contains income from discontinued operations; (2) UMB traditional peers (15 banks) as of latest available annual period. Source: S&P Global Market Intelligence. Net Interest Income (before provision) Noninterest Income (1) % fee income Peer Median % Fee Income (2) 15 Year CAGR 9.5% 15 Year CAGR 4.4% Fee Income Growth $ 815.5 $731.2 $913.8 $303.0 $232.7 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9 23%

Resilient Credit Metrics Through All Economic Environments Net Charge-Offs / Average Loans Nonperforming Loans / Loans Industry (2) UMBF Peer Median (1) Industry (2) UMBF Peer Median (1) (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) All FDIC-insured banks. Source: FDIC. 0.21% 0.09% 15 Year Average 0.30% 15 Year Average 0.44%

Risk-Adjusted Returns Rowing Close to Shore UMBF Peer Median (1) (1) UMB traditional peers (15 banks), data as of latest available annual period. Source: S&P Global Market Intelligence. UMBF Peer Median (1) Risk-Weighted Assets / Assets Return on Risk-Weighted Assets

Dividend Trends Sustained Growth (1) Dividends adjusted for 2-for-1 stock split in 2006. (2) Annualized 2023 full-year dividend assumes all 4 quarters are $0.38/share, consistent with dividends declared for the first 3 quarters of 2023. The Board of Directors may declare dividends of different amounts in future quarters. Annual Dividends Declared (1) +292.1% 2002 - 2022 2023 = $1.52 +2.0% vs. 2022 (2) (2)

Outperformance Building Long-Term Value 15-Year Compounded Annual Growth Rates 2007 – 2022 UMBF KRX* Industry*** Peer Median** Diluted Earnings Per Share Tangible Book Value Per Share (1) *KBW Nasdaq Regional Bank Index (median of 50 banks); **UMB’s traditional peers (median of 15 banks); ***Median of all publicly-traded banks with data reported for both 2007 and 2022. (1) Non-GAAP measure. See reconciliation on slide 52. Source: KRX, Peer and Industry data from S&P Global Market Intelligence.

2nd Quarter 2023 Financial Review

(1) Estimated uninsured deposits to be reported in schedule RC-O of UMB Bank’s 06/30/23 Call Report; (2) Adjusted for affiliate deposits (accounts of wholly-owned subsidiaries of UMBFC) and collateralized deposits (public funds or corp. trust deposits collateralized by high quality securities in UMB’s investment portfolio); (3) Net gains/losses on any disposition or impairment of debt securities plus mark-to-market valuations of equity investments; (4) Non-GAAP measure. See reconciliation on slide 48.(5) Non-GAAP measure. See reconciliation on slide 49. 2Q 2023 Results At-A-Glance 2Q ’22 1Q ’23 2Q ’23 Linked-Quarter Variance & Commentary $ millions, except per share amounts.

2Q 2023 Earnings Highlights Operating PTPP Income (1) $187.1 $131.2 $134.1 $135.4 $127.9 Diluted EPS Net Income Net Income $90.1 $137.6 $88.0 $100.2 $92.4 Dollars in millions, except per share amounts. (1) Operating pre-tax, pre-provision income is a non-GAAP metric. See reconciliation on slide 49; (2) Net gains/losses on any disposition or impairment of debt securities plus mark-to-market valuations of equity investments. Operating PTPP Income – gains/losses on inv. securities (2) Operating PTPP Income, ex. gains/losses on inv. securities

Revenue Trends Dollars in millions. Columns may not sum due to rounding differences. 2Q ’22 3Q ’22 4Q ’22 1Q ’23 2Q ’23 Linked-Qtr. Variance $ ∆ % ∆

Net Interest Income $3.7B $1.5B $1.8B $2.0B $3.0B Asset Yield and Liability Cost Trends Liquidity Trends NIM Spread Net Interest Income $224.8 $245.2 $241.7 10.5% 4.3% 5.1% 5.4% 7.8% $233.5 $2.1B 8.4% Fed funds & resell agreements Int-bearing due from banks % of average earning assets Pre- pandemic Liquidity trends shown as average quarterly balances. $ millions $ billions EA % IBL % COF % $225.6

Noninterest Income



Included sale of Visa B shares
$176.3
$128.7
$125.5
$130.2
$138.1
44%
36%
34%
35%
38%
25%
22%
19%
19%
2Q'22
3Q'22
4Q'22
1Q'23
2Q'23
Trust / Securities Processing
Deposit Svc. Charges.
Bankcard Fees
Trading / Invest. Banking
Brokerage Fees
Other Income
Investment Securities Gains (Losses)
Fee Income / Revenue
Peer Median Fee Income / Revenue (1)

Current Quarter Drivers

Noninterest income increased $7.9mm, or 6.1%, vs. 1Q’23. Primary drivers:

- An increase of $6.2mm in investment securities gains, largely driven by an impairment loss on an AFS subordinated debt security in 1Q’23 and increased valuation of equity investments in 2Q’23.
- An increase of $2.4mm in other income, primarily related to a $4.0mm gain on the sale of assets in 2Q’23, partially offset by a decrease of $1.3mm in derivative income.
- These increases were partially offset by a decrease of $770k in trust and securities processing income, driven largely by reduced corporate trust income, related to elevated customer onboarding fees in 1Q'23

Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing

	2Q'22	1Q'23	2Q'23	LQ Variance $ ∆	LQ Variance % ∆
Investment Securities Gains (Losses)					
Equity securities	60.7	(0.5)	1.0	1.5	NM
AFS debt securities	-	(4.8)	(0.1)	4.7	NM
	$60.7	**$(5.3)**	**$0.9**	**$6.2**	**NM**
Trust & Securities Processing					
Personal Banking	13.5	13.2	13.2	-	-
Institutional Banking					
Fund Services	32.9	34.6	34.7	0.1	0.3
Corp. Trust & Inst. Asset Mgmt.	12.5	14.6	13.7	(0.9)	(6.2)
	$58.9	**$62.4**	**$61.6**	**$ (0.8)**	**(1.2%)**

Dollars in millions. (1) UMB traditional peers (15 banks), data as of latest available quarter. Source: S&P Global Market Intelligence.

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Noninterest Expense Current Quarter Drivers Dollars in millions. Columns may not sum due to rounding differences. 2Q ’22 3Q ’22 4Q ’22 1Q ’23 2Q ’23 Linked-Qtr. Variance $ ∆ % ∆ Noninterest expense increased $3.6mm or 1.5%, vs. 1Q’23. Primary drivers: An increase of $3.3mm in processing fees due to the ongoing modernization of the company's core systems and timing of multiple projects. An increase of $1.8mm in marketing and business development expense related to deposit campaigns and other advertising project costs and an increase in sales travel and entertainment. $7.4mm in additional salary and bonus expense, largely driven by $4.4mm in additional severance/acquisition expenses and higher salaries related to annual merit increases beginning in 2Q’23. These increases were partially offset partially offset by A decrease of $6.6mm in employee benefits, largely related to seasonally lower payroll taxes and insurance, and lower 401(k) accruals; and A decrease of $2.0mm in operational losses compared to 1Q’23. Deferred compensation expense was $3.2mm in 2Q’23, $3.2mm in 1Q’23 and ($9.2)mm in 2Q’22.

$21,272 $ 22,192 $ 18,318 $ 19,284 Diversified Loan Portfolio Average balances in millions. Average Loan Yield Commercial R/E Asset-Based Lending C&I Residential R/E Consumer Construction Factoring Credit Card $ 20,295 Loans by Region Kansas City 32% Colorado 18% Arizona 10% St. Louis 15% Greater MO 5% KS - 2% Texas 12% NE - 2% OK - 1% UT - 2% MN - 1% 2Q ’22 1Q ’23 2Q ’23 Linked-Qtr. Variance $ ∆ % ∆

Quarterly Loan Activity (1) Payoffs and paydowns include C&I and CRE loans. (1) (1) 2Q ’22 3Q ’22 4Q ’22 1Q ’23 2Q ’23

Strong Asset Quality Nonperforming Loans NPLs / Total Loans Net Loan Charge-Offs (Recoveries) Delinquencies Delinquencies (1) Delinquencies / Total Loans Allowance for Credit Losses on Loans ACL / Total Loans Nonperforming Loans Allowance for Credit Losses Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due. Net Charge-offs (Recoveries) NCOs / Average Loans ($0.1) 0.00% 0.25% 0.50% 0.75%

Detailed Net Charge-Off History (1) Loan categories updated in 2020 with adoption of ASU 2016-13. In prior periods, NCOs for “Commercial” included C&I, commercial card, ABL and factoring loans. NCOs for “Other” included consumer cards, all real-estate loans, consumer loans and DDA. Historical Recent Trends

High-Quality Investment Portfolio $8,093 $7,566 $6,999 $6,963 $5,199 $5,785 $5,872 $5,872 $5,824 Average balances - $ millions Average Blended Yield Treasuries Corp. & Commercial Paper GNMA/GSE Mortgage-Backed GSE Agencies Municipals Industrial Revenue Bonds Collateralized Loan Obligations $6,816 Available-for-Sale (1) Held-to-Maturity (1) (1) Balances are presented at carrying value, which is fair value for the available-for-sale portfolio and amortized cost for the held-to-maturity portfolio. Average balances - $ millions

(1) Cash flow and purchase activity and HTM duration includes AFS and the portion of the HTM portfolio managed by the Corporate Treasury team; excludes industrial revenue bonds held-to-maturity; (2) Purchases made for roll-off and overbuy; net of purchases related to sales/trades. (3) Includes impact of pay-fixed receive-float swap portfolio with varying start dates. (4) Columns and rows may not sum due to rounding differences. Securities Portfolio Statistics Amortized Cost Fair Value Unrealized Loss - Net Securities Portfolio Activity (1) $ in millions Balances as of June 30, 2023; $ in millions (4)

Deposits by Line of Business Diversified Deposit Mix $31,589 $31,374 $31,562 $31,475 Commercial Personal Institutional Commercial Banking 37% Consumer & Private Wealth 20% Capital Markets & Corp. Trust 14% Healthcare Services 9% Fund Services 6% Investor Solutions 7% 38% 33% 45% 42% 40% Average balances in millions. $29,797 Interest-Bearing Demand & Savings Demand Deposits Time Deposits Avg. Total Deposit Cost DDA / total deposits Brokered 7% 2Q ’22 1Q ’23 2Q ’23 Linked-Qtr. Variance $ ∆ % ∆

(1) Estimated uninsured deposits to be reported on schedule RC-O of UMB’’s 06/30/23 Call Report; (2) Accounts of wholly-owned subsidiaries of UMBFC (3) Public funds or corp. trust deposits collateralized by high quality securities in UMB’s investment portfolio; (4) Total deposits as of June 30, 2023. (5) Excludes CDs, health savings and FinTech deposits. Deposit Diversity & Characteristics Average balances for 2Q’23 As of June 30, 2023 Based on actual balances as of June 30, 2023 Average Collected Balances for June 2023 Average balances for 2Q’23; based on NAICS industry classifications (5)

Interest Rate Sensitivity Impact to Net Interest Income Assumptions Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks are developed from industry estimates of prepayment speeds and other market changes Ramp Scenario – Static Balance Sheet Shock Scenario – Static Balance Sheet 62% of total end-of-period loans, or $13.9B, are variable. 69% of total loans reprice within the next 12 months. Of variable loans - % tied to indices for next 12 months: 69% - SOFR 27% - Prime 4% - other Loan Maturities & Repricing

Ample Liquidity Strong Capital Liquidity & Capital Position (1) Estimated uninsured deposits to be reported in schedule RC-O of UMB’s 06/30/23 Call Report. (2) Estimated uninsured deposits adjusted for deposits of wholly-owned subsidiaries of UMBFC and public funds or corporate trust deposits collateralized by high quality securities in UMB’s investment portfolio; (3) Non-GAAP measure. See reconciliation on slide 50. 5.00% 10.00% 6.50% UMBF ratio Regulatory Minimum CET 1 Total Capital Tier 1 Leverage Regulatory Capital Ratios 12.59% 10.65% 8.16% As of June 30, 2023 $ billions Tangible Common Equity Ratio (3) 6.22% Tangible Common Equity Ratio, ex. AOCI (3) 7.90% Total Equity / Total Assets 6.87% Available Liquidity Sources Wholesale Funding by Maturity * Sources include Fed discount window, FHLB advances, Fed funds purchased, free bond collateral, cash sweep and cash/due from banks (including Fed account) $ millions 5.25% 4.90% 5.00% 5.11% Weighted average rate

Line of Business Updates

Commercial Banking
Commercial Capabilities

UMB

Commercial Lending Portfolio

Middle Market
- C&I Lending
- Owner-Occupied CRE
- Working capital lines
- Equipment loans

Investment Real Estate
- Office
- Industrial
- Hotel
- Retail
- Multi-family
- Student Housing

Lending Verticals
- Agribusiness
- Asset-based Lending
- Aviation Lending
- Beverage Lending
- Energy Lending

Small / Medium Business
- Business Banking
- Practice Finance
- Small Business Banking

Average Loan Balance & Composition

$18.7B



Investment Real Estate 29%
Middle Market 53%
Specialized Verticals 13%
Sm./Med Biz 5%



TOP 5 **Prepaid & Purchasing Card Volume (1)**

TOP 15 **Commercial Credit Card Purchase Volume (1)**



#29

of 100 Largest Farm Lenders in the U.S. (2)

Average balance for 2Q'23, excludes credit card. (1) Rank among U.S. Visa & Mastercard Commercial Card Issuers, Source: Nilson Report, '22; (2) "Production ag lending" per ABA 1Q 2023, FDIC data. Additionally, UMB has significant relationships with "Agribusiness / Middle Market Ag" companies.

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Commercial Banking
C&I Lending

Commercial & Industrial Statistics

- Includes Middle Market, Lending Verticals & Small / Medium Business
- Considerations
  - Internal limits on loan size and projects per sponsor
  - Concentration guidelines for all lending verticals, monitored for changing conditions

C&I Balance Trends [2]



+18% YoY
$8.6
$9.0
$9.5
$9.8
$10.1
2Q'22
3Q'22
4Q'22
1Q'23
2Q'23

Average Line Utilization Trends



36.0%
36.0%
37.0%
37.3%
37.9%
2Q'22
3Q'22
4Q'22
1Q'23
2Q'23

C&I Industries as % of UMB Loans [1]



Total C&I Loans
$10.1B
45.1% of total UMB loans
Other (2) 4%
Finance & Insurance 9%
Portfolio Mgmt.–2%
Inv. Banking–2%
Leasing–1%
Insurance–1%
Other Financial-3%
RE & Construction 6%
Comml. Lessors–1%
Bldg. Const.–1%
Varied Construction Services– 4%
Energy-Related 5%
Petroleum–2%
Nat. Gas–1%
Other Energy–2%
Manu-facturing 3%
Materials & Commodities 3%
Diversified 3%
Healthcare 2%
Agri-business 2%
Tech. & Telecom 2%
Transp. / Warehouse 2%
Food & Bev. 2%
Commercial Services 2%

[2] **Other - 4% of UMB loans**

- Retail
- Auto-related
- Entertainment / Recreation
- Consumer Services
- Apparel / Textiles
- Government / Education

(1) End-of-period balances as of June 30, 2023.

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Commercial Banking
Commercial Real Estate

Commercial Real Estate Statistics

- **Total** CRE & Construction = 37% of UMB loans
- Owner-occupied – new purchase or refinance
- Real estate development – construction / perm financing, bridge financing, renovations
- Total UMB Commercial R/E Rate Type:
  - Fixed – 44%
  - Variable – 56%

Investment CRE & Construction Portfolio

- Average Loan-to-Value: 59%
- Recourse: 89%
- Investment CRE Rate Type: [2]
  - Fixed – 33%
  - Variable – 67%



$8.3B
Const. / Land Dev. 9%
Investment CRE 15%
Farmland 2%
Owner-Occupied 10%

as of June 30, 2023

1-4 Unit Residential Construction < 1% of total UMB loans

Regulatory Concentrations [3]

- Total non-farmland CRE / Total RBC: 175%
- Construction & Development / Total RBC: 60%

Investment CRE as % of UMB Loans [1]



Total Inv. CRE & Construction Loans
$5.5B
24.4% of total UMB loans
Industrial 7%
Office Building 4%
Multifamily 4%
Retail 2%
Hotel 2%
Vacant Land 1%
Sr. Living 1%
Mixed Use 1%
Other (4) 2%

[4] Other - 2% of UMB loans

- Student Housing
- Residential Rental
- Healthcare
- Homebuilder for Sale
- Special Purpose
- Self-storage
- Manufactured Housing

(1) End-of-period balances as of June 30, 2023; (2) Adjusting for customer interest rate swaps on variable rate exposure, "fixed" rate exposure would be approximately 50% and variable rate exposure would be approximately 50%; (3) Tier 1 capital plus an adjusted ACL, per regulatory guidelines.

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Investment Real Estate Select Property Details Average Loan: $8.5mm Average LTV: 65% Recourse: 82% Geographic Diversity – By Property Location By outstanding balances as of June 30, 2023 Average Loan-to-Value, Select Industries Total Investment CRE Portfolio Office CRE Portfolio (No state > 3%) MSA Diversification Statistics Market Type $1,007mm Suburban Central Business District Medical $ millions Industrial: 62% Multifamily: 54% Retail: 55% Hotel: 51% Vacant Land: 63% Senior Living: 67% Mixed Use: 53%

Personal Banking
Consumer

Strategic & Stable Source of Low-Cost Funds

Consumer plays a strategic role for UMB as a large and stable source of deposits. Poised for continued asset growth

Total Average Deposits
$6.2B
-8% YoY

Total Average Loans
$3.0B
+14% YoY

High Customer Satisfaction

Consumer serves the personal banking needs of clients across all divisions of the bank

NPS Score
71.7
UMBF

Industry Average (2)
54.2

Hybrid Service & Sales Model – Provides broad products and services to meet diverse client needs

Retail Banking

Strategically positioned for sales growth

91 Banking Centers

237 ATMs

Private Banking

Growth engine for new customers; deepening existing relationships

26 Private Bankers Across 9 regions

$1.9B Avg. Private Banking Deposits

Mortgage

Provide competitive mortgage solutions for all client types

$2.5B Avg. Mortgage Balances
+16% YoY

1st Time Homebuyer Program - Down Payment Assistance to Qualified Buyers

Program to Date (Jan '22 – 2Q '23):

3,700+ Applications

$5.9mm Down payment assistance

Community Development

Expand diversity of client engagement in communities served

27 Financial Education Classes

17 Community Partners Served

415 Community Participants

Digital Capabilities across Consumer

- Digital loan and deposit application and originations
- Mobile Banking: Deposits, transfers, bill pay, acct review & more

Metrics at, or for the quarter ended, 06/30/23. (1) Includes residential real estate and other consumer loans; (2) 2022 Net Promoter Score for 16 financial services companies - Medallia, Inc.

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Personal Banking Private Wealth Management Composition as of 06/30/23. (1) Includes AUM and AUA. Personal Trust 21% Investment Advisory 40% Non-Managed AUA 25% IRAs 5% Brokerage 4% Other 5% Customer Assets Wealth Management Financial planning Discretionary investment management Investment research & education Brokerage services   Trust Management and Estate Planning Charitable foundation planning & administration Trustee & successor trustee services Personal custody, including self-directed IRAs Unique asset administration Fine art management Trust tax preparation   Family Wealth Management A multi-family office Strategic wealth solutions for ultra-high net worth families Business succession planning & continuity Direct private equity investments opportunities New Assets / Sales (1) $11.9B Managed Assets (AUM) $4.0B Non-Managed Assets (AUA) $479mm YTD ’23 New Assets $639mm $694mm $836mm $1.4B 2019 2020 2021 2022

Institutional Banking Fund Services & Institutional Custody Best Interval Fund Administrator (1) Best Administrator – Technology (2) $352B $379B $383B $382B Provides services for 1,700 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public & private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948. Best Custodian – 2021 & 2022 (6) Net New Accounts YTD Custody AUA +20% YoY +74 $363B (1) With Intelligence ’19, ’20, ‘22 & ‘23 Awards; (2) Hedgeweek US Awards ’20 - ’22; (3) PE Wire ’21 & ‘22; (4) HFM Services Awards ’21 & ’22; (5) Hedgeweek Emerging Managers Awards ‘23 (6) Global Custodian Fund Admin Survey ’22. Best Administrator – GPs w/assets <$30B (3)   Assets Under Administration Industry Leader in Client Service (4)   Registered Funds & Alternative Investments Institutional Custody Transfer Agency Alternative Servicing Fund Acct/Admin. Custody Best Fund Accounting & Reporting Software (5)   Note: Asset categories sum > total AUA due to shared client assets. Prior quarters adjusted to show Transfer Agency.

Institutional Banking
Corp/Specialty Trust & Capital Markets

UMB

Corporate Trust & Escrow Services

Provides trustee, paying agent and escrow services to municipal and corporate issuers.

#3
Paying Agent in U.S. (1) (2)

#5
Municipal Trustee in U.S. (1) (2)

$31B
Assets Under Administration

New Vertical: Reinsurance Trust Services
$852mm AUA

Specialty Trust & Agency Solutions

Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions.

+929mm
Growth in on-balance sheet deposits
+64% vs. 2Q'22

Winner – Turnaround Award for Divestiture of the Year (2)

TOP 10

#1 Agent for Debtor-in-Possession financing (4)

#7 Aviation & Asset-Based Securitization Trustee (5)

Capital Markets Division

Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations.

Public Finance



Closed Deals
62
84
119
142
2019
2020
2021
2022

85
Closed Deals YTD vs. 68 YTD '22

Acquisition of Hybarger & Assoc.
May 2023
Expanded capabilities in serving community banks.

Examples of recent deals:

City of Celina, TX	State of Oregon	Nemaha Valley Hospital Seneca, KS
$91.1M Tax, Waterworks & Sewer Revenue Certificates '23 **Co-manager**	**$ 151.6M** Lottery Revenue Bonds, '23A **$70.7M** Taxable Lottery Rev. Bonds, Series '23B **Co-manager**	**$24.9M** Hospital Revenue Bonds, Series '23 **Sole Manager**

Products and services offered through UMB Bank Capital Markets Division
NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED.

(1)Thomson Reuters municipal rankings, March '23; (2) Ranked by number of issues; (3) M&A Advisor – '22; (4) Debtwire – ranking '21; (5) Green Street Advisors' Asset-Based Alert – 2021.

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Institutional Banking
Investor Solutions & Healthcare Services

UMB

Investor Solutions

Our banking as a service (BaaS) solution includes deposit services for checking, saving, and investment accounts, including expanded FDIC insurance through our proprietary Sweep Program.

Sample Fintech Partnerships

access | Brex | Edelman Financial Engines | FIGURE | EMPOWER Personal Cash™ | SoFi

$57B
FDIC Sweep Assets Under Administration
~ 5.3 mm accounts

~70mm
Annual ACH Transactions

Healthcare Services

Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.

Investor's Business Daily BEST 2021 HSAs

Recognized for Investment Quality (1)

TOP 10

Top 10 HSA Custodians in the U.S. (2)

Named a Top HSA for Features & Investment Options (1)

1.4mm
HSA Account Holders

5.1mm
Benefit Cards

$3.3B
In HSA Assets & Deposits

(1) Investor's Business Daily '21; (2) #6 by total accounts and #8 by total assets - Devenir Research Year-End '22.

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Payments Credit & Debit Card Products $3,812 $3,708 $4,079 $4,020 $3,680 Dollars in millions. (1) Rank in commercial, consumer and small business cards among top 50 U.S. issuers. Source: Nilson Report, December 2022. Card Purchase Volume & Interchange Trends Interchange Income Consumer Credit Healthcare Debit Commercial Credit Inst. Cash Mgmt. Consumer Debit 2Q ’23 Card Spend $4.0B 24th in U.S. Credit Card Purchase Volume (2) #24

Appendix

Governance Our Board of Directors AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Tim Murphy AC, CC Janine Davidson CC, GC Tammy Peterman GC, RC K.C. Gallagher AC, RC Kris Robbins AC, RC (Chair) Greg Graves Lead Independent Director, GC (Chair) Josh Sosland GC, RC Mariner Kemper Chairman of the Board Leroy Williams CC, RC Sandy Kemper Robin Beery CC (Chair), RC Gordon Lansford AC (Chair), CC Advisory Directors Tom Wood Jim Rine CEO, UMB Bank, n.a.

Forward-Looking Statements This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously: macroeconomic and adverse developments and uncertainties related to the collateral effects of the collapse of, and challenges for, domestic and international banks, including the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession on the heels of aggressive quantitative tightening by the Federal Reserve, and impacts related to or resulting from Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Non-GAAP Reconciliations (unaudited, dollars in thousands except per share data) The following are non-GAAP measures used from time to time. To the extent a non-GAAP measure is used in this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. UMB believes that these non-GAAP financial measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Net operating income is defined as GAAP net income, adjusted to exclude expenses related to acquisitions, severance expense and the cumulative tax impact of these adjustments. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, and severance expense. Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Tangible common equity ratio, excluding accumulated other comprehensive income (“AOCI”), is calculated as total shareholders’ equity, net of intangible assets and less AOCI, divided by total assets, net of intangible assets. Return on tangible common equity is calculated as net income divided by the company's average tangible shareholders' equity for the relevant period. Operating return on tangible common equity, excluding AOCI is calculated as net operating income, divided by the company’s average tangible shareholders’ equity exclusive of AOCI for the relevant period. Net Operating Income

Non-GAAP Reconciliations Operating Pre-Tax, Pre-Provision Income (unaudited, dollars in thousands except per share data) Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, and severance expense.

Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Tangible common equity ratio, excluding accumulated other comprehensive income (“AOCI”), is calculated as total shareholders’ equity, net of intangible assets and less AOCI, divided by total assets, net of intangible assets. Non-GAAP Reconciliations Tangible Common Equity Ratio & Tangible Common Equity Ratio, ex. AOCI (unaudited, dollars in thousands)

Non-GAAP Reconciliations Return on tangible common equity is calculated as net income divided by the company's average tangible shareholders' equity for the relevant period. Operating return on tangible common equity, excluding AOCI is calculated as net operating income, divided by the company’s average tangible shareholders’ equity exclusive of AOCI for the relevant period. Operating Return on Tangible Common Equity, Excluding AOCI Return on Tangible Common Equity (unaudited, dollars in thousands)

Non-GAAP Reconciliations Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Tangible Book Value (unaudited, dollars in thousands except per share data)

Our Peer Group UMB Financial Corporation 1010 Grand Boulevard Kansas City, MO 64106 UMBFInvestorRelations@umb.com